Exhibit 10.4

AMENDED AND RESTATED INTERCREDITOR AGREEMENT

This AMENDED AND RESTATED INTERCREDITOR AGREEMENT (this “Agreement”) dated as of December 1, 2025 by and among, SCE Recovery Funding LLC, a Delaware limited liability company (the “Issuer”), The Bank of New York Mellon Trust Company, N.A., a national banking association, in its capacity as indenture trustee (including any successor in such capacity, the “Initial Trustee”) under the Initial Indenture referred to below, Southern California Edison Company, in its capacity as the seller and initial servicer of the Initial Recovery Property referred to below (including any successor in such capacity, the “Initial Seller” and “Initial Servicer”, respectively), The Bank of New York Mellon Trust Company, N.A., a national banking association, in its capacity as indenture trustee (including any successor in such capacity, the “Second Trustee”, under the Second Indenture referred to below), and Southern California Edison Company, in its capacity as the seller and initial servicer of the Second Recovery Property referred to below (including any successor in such capacity, the “Second Seller” and “Second Servicer”, respectively), The Bank of New York Mellon Trust Company, N.A., a national banking association, in its capacity as indenture trustee (including any successor in such capacity, the “Third Trustee”, under the Third Indenture referred to below), Southern California Edison Company, in its capacity as the seller and initial servicer of the Third Recovery Property referred to below (including any successor in such capacity, the “Third Seller” and “Third Servicer”, respectively), The Bank of New York Mellon Trust Company, N.A., a national banking association, in its capacity as indenture trustee (including any successor in such capacity, the “Fourth Trustee”, under the Indenture referred to below), and Southern California Edison Company, in its capacity as the seller and initial servicer of the Recovery Property referred to below (including any successor in such capacity, the “Fourth Seller” and “Fourth Servicer”). The Issuer, Southern California Edison Company, in its capacities as Initial Servicer and Initial Seller, Second Seller and Second Servicer, Third Seller and Third Servicer, and Fourth Servicer and Fourth Seller, and The Bank of New York Mellon Trust Company, N.A., in its capacities as the Initial Trustee, Second Trustee, Third Trustee and the Fourth Trustee, are collectively referred to as the “Parties”).

WHEREAS, pursuant to the terms of the Recovery Property Purchase and Sale Agreement dated as of February 24, 2021, between the Issuer and Southern California Edison Company, in its capacity as the Initial Seller (as it may hereafter from time to time be amended, restated or modified, the “Initial Sale Agreement”), Southern California Edison Company has sold to the Issuer certain assets known as “Recovery Property” which includes the “Recovery Charges” (hereinafter, the “Initial Recovery Property” and the “Initial Recovery Charges”, respectively );

WHEREAS, pursuant to the terms of the Indenture dated as of February 24, 2021, among the Issuer and the Initial Trustee, in its capacity as indenture trustee and in its separate capacity as a securities intermediary (as it may hereafter from time to time be amended, restated or modified and as supplemented from time to time by one or more Series Supplements, such Series Supplements and Indenture being collectively referred to herein as the “Initial Indenture”), the Issuer, among other things, has pledged and assigned to the Initial Trustee, and granted a security interest in, the Initial Recovery Property and certain other rights and assets (collectively, the “Initial Bond Collateral”) to secure, among other things, the recovery bonds issued pursuant to the Initial Indenture (“Initial Recovery Bonds”) (the Initial Trustee, together with the holders of the Initial Recovery Bonds and any other beneficiaries under the Initial Indenture, are collectively referred to as the “Initial Secured Parties”);

WHEREAS, Section 3.23 of the Initial Indenture provides that the Issuer shall not issue any Additional Recovery Bonds (as defined in the Initial Indenture) if the issuance, in and of itself, of such Additional Recovery Bonds would result in the then-current ratings on any Outstanding Recovery Bonds (as defined in the Initial Indenture) or Additional Recovery Bonds being reduced or withdrawn;

WHEREAS, pursuant to the terms of the Recovery Property Servicing Agreement dated of February 24, 2021, between the Issuer and the Initial Servicer (as it may hereafter from time to time be amended, restated or modified, the “Initial Servicing Agreement”), the Initial Servicer has agreed to provide for the benefit of the Issuer and the Initial Secured Parties servicing functions with respect to the Initial Recovery Charges;

WHEREAS, pursuant to the terms of the Recovery Property Purchase and Sale Agreement dated as of February 15, 2022, between the Issuer and Southern California Edison Company, in its capacity as the Second Seller (as it may hereafter from time to time be amended, restated or modified, the “Second Sale Agreement”), Southern California Edison Company has sold to the Issuer certain assets known as “Recovery Property” which includes the “Recovery Charges” (hereinafter, the “Second Recovery Property” and the “Second Recovery Charges”, respectively );

WHEREAS, pursuant to the terms of the Indenture dated as of February 15, 2022, among the Issuer and Second Trustee (as it may hereafter from time to time be amended, restated or modified and as supplemented from time to time by one or more Series Supplements, such Series Supplements and Indenture being collectively referred to herein as the “Second Indenture”), the Issuer, among other things, has pledged and assigned to the Second Trustee, and granted a security interest in, the Second Recovery Property and certain other rights and assets (collectively, the “Second Bond Collateral”) to secure, among other things, the recovery bonds issued pursuant to the Second Indenture (“Second Recovery Bonds”) (the Second Trustee, together with the holders of the Second Recovery Bonds and any other beneficiaries under the Second Indenture, are collectively referred to as the “Second Secured Parties”);

WHEREAS, Section 3.23 of the Second Indenture provides that the Issuer shall not issue any Additional Recovery Bonds (as defined in the Second Indenture) if the issuance, in and of itself, of such Additional Recovery Bonds would result in the then-current ratings on any Outstanding Recovery Bonds (as defined in the Second Indenture) or Additional Recovery Bonds being reduced or withdrawn;

WHEREAS, pursuant to the terms of the Recovery Property Servicing Agreement dated of February 15, 2022, between the Issuer and the Second Servicer (as it may hereafter from time to time be amended, restated or modified, the “Second Servicing Agreement”), the Second Servicer has agreed to provide for the benefit of the Issuer and the Second Secured Parties servicing functions with respect to the Second Recovery Charges;

WHEREAS, pursuant to the terms of the Recovery Property Purchase and Sale Agreement dated as of April 27, 2023, between the Issuer and Southern California Edison Company, in its capacity as the Third Seller (as it may hereafter from time to time be amended, restated or modified, the “Third Sale Agreement”), Southern California Edison Company has sold to the Issuer certain assets known as “Recovery Property” which includes the “Recovery Charges” (hereinafter, the “Third Recovery Property” and the “Third Recovery Charges,” respectively );

WHEREAS, pursuant to the terms of the Indenture dated as of April 27, 2023, among the Issuer and Third Trustee, in its capacity as indenture trustee and in its separate capacity as a securities intermediary (as it may hereafter from time to time be amended, restated or modified and as supplemented from time to time by one or more Series Supplements, such Series Supplements and Indenture being collectively referred to herein as the “Third Indenture”), the Issuer, among other things, has pledged and assigned to the Third Trustee, and granted a security interest in, the Third Recovery Property and certain other rights and assets (collectively, the “Third Bond Collateral”) to secure, among other things, the recovery bonds issued pursuant to the Third Indenture (“Third Recovery Bonds”) (the Third Trustee, together with the holders of the Third Recovery Bonds and any other beneficiaries under the Third Indenture, are collectively referred to as the “Third Secured Parties”);

WHEREAS, Section 3.23 of the Third Indenture provides that the Issuer shall not issue any Additional Recovery Bonds (as defined in the Third Indenture) if the issuance, in and of itself, of such Additional Recovery Bonds would result in the then-current ratings on any Outstanding Recovery Bonds (as defined in the Third Indenture) or Additional Recovery Bonds being reduced or withdrawn;

WHEREAS, pursuant to the terms of the Recovery Property Servicing Agreement dated of April 27, 2023, between the Issuer and the Third Servicer (as it may hereafter from time to time be amended, restated or modified, the “Third Servicing Agreement”), the Third Servicer has agreed to provide for the benefit of the Issuer and the Third Secured Parties servicing functions with respect to the Third Recovery Charges;

WHEREAS, pursuant to the terms of Sale Agreement dated as of December 1, 2025, between the Issuer and Southern California Edison Company, in its capacity as seller (as it may hereafter from time to time be amended, restated or modified, the “Fourth Sale Agreement”), Southern California Edison Company has sold to the Issuer certain assets known as “Recovery Property” which includes the “Recovery Charges” (hereinafter, the “Fourth Recovery Property” and the “Fourth Recovery Charges”);

WHEREAS, pursuant to the terms of the Indenture dated as of December 1, 2025, among the Issuer and the Fourth Trustee, in its capacity as indenture trustee and in its separate capacity as a securities intermediary (as it may hereafter from time to time be amended, restated or modified and as supplemented by a Series Supplement, such Series Supplement and Indenture being collectively referred to herein as the “Fourth Indenture”), the Issuer, among other things, has pledged and assigned to Trustee, and granted a security interest in, the Initial Recovery Property and certain other rights and assets (collectively, the “Fourth Bond Collateral”), to secure, among other things, the recovery bonds issued pursuant to the Indenture (“Fourth Recovery Bonds”) (the Fourth Trustee, together with the holders of the Fourth Recovery Bonds and any other beneficiaries under the Indenture, are collectively referred to as the “Fourth Secured Parties”);

WHEREAS, pursuant to the terms of the Recovery Property Servicing Agreement dated as of December 1, 2025, between the Issuer and the Servicer (as it may hereafter from time to time be amended, restated or modified, the “Fourth Servicing Agreement”), the Servicer has agreed to provide for the benefit of the Issuer servicing functions with respect to the Recovery Charges;

WHEREAS, the conditions set forth in Section 3.23 of the Initial Indenture, Section 3.23 of the Second Indenture, and Section 3.23 of the Third Indenture described above have been satisfied;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Parties hereto agree as follows:

SECTION 1. Acknowledgment of Ownership Interests and Security Interests. The Parties hereby acknowledge as follows:

(a) the Issuer has pledged and assigned, and granted a security interest in the Fourth Bond Collateral, to the Fourth Trustee for the benefit of the holders of the Fourth Recovery Bonds and any other Fourth Secured Parties, and none of the Initial Trustee, the holders of the Initial Recovery Bonds, any other Initial Secured Party, the Second Trustee, the holders of the Second Recovery Bonds or any other Second Secured Party, the Third Trustee, the holders of the Third Recovery Bonds or any other Third Secured Party shall have any rights or interest in or to the Bond Collateral;

(b) the Issuer has pledged and assigned, and granted a security interest in the Initial Bond Collateral, to the Initial Trustee for the benefit of the holders of the Initial Recovery Bonds and any other Initial Secured Parties, and none of the Second Trustee, the holders of the Second Recovery Bonds or any other Second Secured Party, the Third Trustee, the holders of the Third Recovery Bonds or any other Third Secured Party or the Fourth Trustee, the holders of the Fourth Recovery Bonds, any other Fourth Secured Party, shall have any rights or interest to the Initial Bond Collateral;

(c) the Issuer has pledged and assigned, and granted a security interest in the Second Bond Collateral, to the Second Trustee for the benefit of the holders of the Second Recovery Bonds and any other Second Secured Parties, and, the Initial Trustee, the holders of the Initial Recovery Bonds or any other Initial Secured Party, the Third Trustee, the holders of the Third Recovery Bonds or any other Third Secured Party, the Fourth Trustee, the holders of the Fourth Recovery Bonds, or any other Fourth Secured Party shall have any rights or interest to the Second Bond Collateral; and

(d) the Issuer has pledged and assigned, and granted a security interest in the Third Bond Collateral, to the Third Trustee for the benefit of the holders of the Third Recovery Bonds and any other Third Secured Parties, and none of the Initial Trustee, the holders of the Initial Recovery Bonds or any other Initial Secured Party, the Second Trustee, the holders of the Second Recovery Bonds or any other Second Secured Party, the Fourth Trustee, the holders of the Fourth Recovery Bonds, or other Fourth Secured Party, shall have any rights or interest to the Third Bond Collateral.

SECTION 2. Method of Adjustment and Allocation. (a) Each of the Parties hereto acknowledge that: (i) the Initial Servicer will adjust, calculate and allocate payments of Initial Recovery Charges in accordance with Section 4.01 of the Initial Servicing Agreement and Section 6 of Annex 1 of the Initial Servicing Agreement in the form attached thereto, (ii) the Second Servicer will adjust, calculate and allocate payments of Second Recovery Charges in accordance with Section 4.01 of the Second Servicing Agreement and Section 6 of Annex 1 of the Second Servicing Agreement in the form attached thereto, (iii) the Third Servicer will adjust, calculate and allocate payments of Third Recovery Charges in accordance with Section 4.01 of the Third Servicing Agreement and Section 6 of Annex 1 of the Third Servicing Agreement in the form attached thereto, and (iv) the Fourth Servicer will adjust, calculate and allocate payments of Fourth Recovery Charges in accordance with Section 4.01 of the Fourth Servicing Agreement and Section 6 of Annex 1 of the Fourth Servicing Agreement in the form attached thereto.

(b) Each of the parties hereto hereby acknowledges that: (i) none of the Initial Secured Parties shall be deemed or required under this Agreement to have any knowledge of or responsibility for the terms of the Second Servicing Agreement, Third Servicing Agreement or Fourth Servicing Agreement and each respective Annex 1 thereto, or any adjustment, calculation and allocation thereunder, (ii) none of the Second Secured Parties shall be deemed or required under this Agreement to have any knowledge of or responsibility for the terms of the Initial Servicing Agreement, Third Servicing Agreement or Fourth Servicing Agreement (including each respective Annex 1 thereto), or any adjustment, calculation and allocation thereunder, (iii) none of the Third Secured Parties shall be deemed or required under this Agreement to have any knowledge of or responsibility for the terms of the Initial Servicing Agreement, Second Servicing Agreement or Fourth Servicing Agreement (including each respective Annex 1 thereto), or any adjustment, calculation and allocation thereunder, and (iv) none of the Fourth Secured Parties shall be deemed or required under this Agreement to have any knowledge of or responsibility for the terms of the Initial Servicing Agreement, Second Servicing Agreement, or Third Servicing Agreement (including each respective Annex 1 thereto), or any adjustment, calculation and allocation thereunder.

(c) Each of the parties hereto hereby agrees that, (i) each of the Initial Secured Parties may, solely for the purpose of this Agreement, conclusively rely on the accuracy of the calculations made by each of the Second Servicer, Third Servicer and Fourth Servicer in making adjustments, calculations and allocations under the Initial Servicing Agreement and Annex I thereto, (ii) each of the Second Secured Parties may, solely for the purpose of this Agreement, conclusively rely on the accuracy of the calculations by the Initial Servicer, Third Servicer and Fourth Servicer in making adjustments, calculations and allocations under the Second Servicing Agreement and Annex I thereto, (iii) each of the Third Secured Parties may, solely for the purpose of this Agreement, conclusively rely on the accuracy of the calculations of the Initial Servicer, Second Servicer and Fourth Servicer in making adjustments, calculations and allocations under the Third Servicing Agreement and Annex I thereto, and (iv) each of the Fourth Secured Parties may, solely for the purpose of this Agreement, conclusively rely on the accuracy of the calculations of the Initial Servicer, Second Servicer and Third Servicer in making adjustments, calculations and allocations under the Fourth Servicing Agreement and Annex I thereto.

(d) Each of the parties hereto agrees that the acknowledgements and agreements set forth in (a), (b) and (c) above shall not relieve the Southern California Edison Company of any of its obligations to make payments in accordance with the terms of the Initial Sale Agreement, the Second Sale Agreement, the Third Sale Agreement and the Fourth Sale Agreement, nor shall it relieve the Initial Servicer, the Second Servicer, the Third Servicer or the Fourth Servicer of their obligations under the Initial Servicing Agreement, the Second Servicing Agreement, the Third Servicing Agreement, or the Fourth Servicing Agreement, respectively.

SECTION 3. Termination. This Agreement shall terminate at such time as either the Initial Trustee, the Second Indenture, the Third Trustee, or Fourth Trustee certifies that the recovery bonds issued under their respective indentures, together with all other obligations payable from the respective bond collateral, have been fully paid and discharged; provided that the understandings and acknowledgements contained in Section 1 shall survive the termination of this Agreement.

SECTION 4. Governing Law Waiver of Jury Trial. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT THAT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY.

SECTION 5. Further Assurances. Each of the Parties agree to execute any and all agreements, instruments, financing statements, releases and any and all other documents reasonably requested by any of the other parties hereto in order to effectuate the intent of this Agreement. In each case where a release is to be given pursuant to this Agreement, the term release shall include any documents or instruments necessary to effect a release, as contemplated by this Agreement. All releases, subordinations and other instruments submitted to the executing party are to be prepared at no expense to such party. Notwithstanding anything herein to the contrary, neither the Initial Trustee, the Second Trustee, the Third Trustee, nor the Fourth Trustee shall be required to execute any such agreements, instruments, releases or other documents unless directed to do so by an “Issuer Order” or “Issuer Request,” as such terms are defined in the applicable indenture.

SECTION 6. Limitation on Rights of Others. This Agreement is solely for the benefit of the Issuer, the Initial Secured Parties, the Second Secured Parties, the Third Secured Parties and the Fourth Secured Parties, and neither Southern California Edison Company nor other person or entity shall have any rights, benefits, priority or interest under or because of the existence of this Agreement.

SECTION 7. Amendments. In the event that Southern California Edison Company hereafter causes recovery property, or similar property rights consisting of the right to bill, collect and adjust a nonbypassable charge, to be created under any financing order and acts as servicer for the recovery bonds issued pursuant to such financing order, the parties hereto agree that this Agreement may be amended and restated (i) to add as parties hereto the relevant issuer of such recovery bonds, the indenture trustee therefor, and the servicer of such recovery property and (ii) to reflect the rights and obligations of such parties with respect to such recovery property on terms substantially similar to the rights and obligations of the issuers, trustees and servicers currently party hereto; provided that no such amendment shall be effective unless (x) evidenced by written instrument signed by the parties hereto and such additional parties and (y) the Rating Agency

Condition (as defined in the Initial Indenture, the Second Indenture, the Third Indenture and the Fourth Indenture) shall have been satisfied with respect thereto and provided, further, that no party hereto shall be required to execute any such amended agreement on terms which are materially more disadvantageous to it or the Holders (as defined in the respective Indenture) than those contained herein. Neither the Initial Trustee, the Second Trustee, the Third Trustee, nor the Fourth Trustee shall be required to execute any such amendment unless directed to do so by an “Issuer Order” or “Issuer Request” (as defined in the Initial Indenture, the Second Indenture and the Fourth Indenture).

SECTION 8. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other Persons, or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

SECTION 9. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 10. Trustees. The Bank of New York Mellon Trust Company, N.A., as Initial Trustee, in acting hereunder, is entitled to all rights, benefits, protections, immunities and indemnities accorded to it under the Initial Indenture. The Bank of New York Mellon Trust Company, N.A., as Second Trustee, in acting hereunder, is entitled to all rights, benefits, protections, immunities and indemnities accorded to it under the Second Indenture. The Bank of New York Mellon Trust Company, N.A., as Third Trustee, in acting hereunder, is entitled to all rights, benefits, protections, immunities and indemnities accorded to it under the Third Indenture. The Bank of New York Mellon Trust Company, N.A., as Fourth Trustee, in acting hereunder, is entitled to all rights, benefits, protections, immunities and indemnities accorded to it under the Indenture.

SECTION 11. Notices, Etc. Any notice provided or permitted by this Agreement to be made upon, given or furnished to or filed with any party hereto shall be shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing by electronic means, facsimile transmission, first-class mail or overnight delivery service to the applicable party at its address set forth on Section 10.04 of each of the Initial Indenture, the Second Indenture, the Third Indenture, and the Fourth Indenture or, as to any party, at such other address as shall be designated by such party by written notice to the other parties hereto.

SECTION 12. Amendment and Restatement. This Agreement shall become effective on the date the Fourth Recovery Bonds are issued and shall, as of such date, supersede, amend and restate all provisions of: (i) the Intercreditor Agreement, dated as of February 15, 2022 (the “Initial Intercreditor Agreement”), between the Issuer, the Initial Seller and Initial Servicer, the Initial Trustee, the Second Seller and Second Servicer, and the Second Trustee; and (ii) the Intercreditor Agreement, dated as of April 27, 2023 (the “Second Intercreditor Agreement”), between the Issuer, the Initial Seller and Initial Servicer, the Initial Trustee, the Second Seller and Second Servicer, the Second Trustee, the Third Seller and Third Servicer, and the Third Trustee. From and after the issuance of the Fourth Recovery Bonds, all references made to the either the First Intercreditor Agreement or the Second Intercreditor Agreement in any instrument or document shall, without more, be deemed to refer to this Agreement. Without limiting the foregoing, the parties to this Agreement hereby acknowledge and agree that the “Agreement” referred to in the First Intercreditor Agreement and the Second Intercreditor Agreement shall from and after the issuance of the Fourth Recovery Bonds be deemed a reference to this Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AS ISSUER:

SCE RECOVERY FUNDING LLC, a Delaware limited liability company

By:	/s/ Brendan Bond
Name: Brendan Bond
Title: Vice President, Treasurer and Manager

AS INITIAL TRUSTEE AND SECURITIES INTERMEDIARY, AS SECOND TRUSTEE AND SECURITIES INTERMEDIARY, AS THIRD TRUSTEE AND SECURITIES INTERMEDIARY, AND AS FOURTH TRUSTEE AND SECURITIES INTERMEDIARY:

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
a National Banking Association

By:	/s/ Mitchell Brumwell
Name: Mitchell Brumwell
Title: Vice President

AS INITIAL SELLER AND INITIAL SERVICER, AS SECOND SELLER AND SECOND SERVICER, AS THIRD SELLER AND THIRD SERVICER AND AS FOURTH SELLER AND AS SERVICER:

SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation

By:	/s/ Brendan Bond
Name: Brendan Bond
Title: Vice President and Treasurer

Signature Page to Intercreditor Agreement